Exhibit 99.2

ESSEX

PROPERTY TRUST, INC.

Third Quarter 2012

Earnings Release & Supplemental Financial Information

Expo, Seattle, WA
275 Units
Initial Occupancy - October 1, 2012

Investor Relations Contact:
Barb Pak
Director of Investor Relations
(650) 849-1667

Essex Property Trust, Inc.
925 East Meadow Drive
Palo Alto, CA 94303
(650) 494-3700

Q3 2012 Supplemental

E S S E X  P R O P E R T Y  T R U S T, I N C.

Consolidated Operating Results	Three Months Ended		Nine Months Ended
(Dollars in thousands, except per share amounts)	September 30,		September 30,
	2012	2011	2012	2011

Revenues:
Rental and other property	$135,070	$117,226	$390,308	$343,340
Management and other fees	3,072	1,940	8,312	4,585
	138,142	119,166	398,620	347,925

Expenses:
Property operating	45,309	40,850	127,891	119,045
Depreciation	43,041	37,881	125,575	111,786
General and administrative	5,276	4,966	16,440	15,626
Cost of management and other fees	1,642	1,164	4,893	3,161
	95,268	84,861	274,799	249,618
Earnings from operations	42,874	34,305	123,821	98,307

Interest expense before amortization	(25,064)	(22,096)	(74,380)	(66,612)
Amortization expense	(2,927)	(2,936)	(8,681)	(8,527)
Interest and other income	3,003	2,741	10,869	12,357
Equity income (loss) from co-investments	3,547	317	8,998	(330)
Gain on remeasurement of co-investment	-	-	21,947	-
Loss on early retirement of debt	(1,211)	(567)	(2,661)	(820)
Income before discontinued operations	20,222	11,764	79,913	34,375
Income from discontinued operations	-	(679)	10,037	5,273
Net income	20,222	11,085	89,950	39,648
Net income attributable to noncontrolling interest	(2,635)	(2,031)	(9,827)	(7,882)
Net income attributable to controlling interest	17,587	9,054	80,123	31,766
Dividends to preferred stockholders	(1,368)	(1,367)	(4,104)	(3,385)
Excess of cash paid to redeem preferred stock
and units over the carrying value	-	-	-	(1,949)
Net income available to common stockholders	$16,219	$7,687	$76,019	$26,432

Net income per share - basic	$0.46	$0.23	$2.19	$0.82

Net income per share - diluted	$0.45	$0.23	$2.18	$0.82

See Company's 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.

Consolidated Operating Results	Three Months Ended		Nine Months Ended
Selected Line Item Detail	September 30,		September 30,
(Dollars in thousands)	2012	2011	2012	2011

Rental and other property
Rental	$126,076	$109,185	$363,731	$319,951
Other property	8,994	8,041	26,577	23,389
Rental and other property	$135,070	$117,226	$390,308	$343,340

Management and other fees
Management	$2,154	$1,309	$6,193	$3,650
Development and redevelopment	918	631	2,119	935
Management and other fees	$3,072	$1,940	$8,312	$4,585

Property operating expenses
Real estate taxes	$12,358	$11,208	$35,470	$32,619
Administrative and insurance	10,722	9,361	30,761	28,207
Maintenance and repairs	9,851	8,948	26,774	25,224
Utilities	9,184	8,313	25,402	24,119
Property management	3,194	3,020	9,484	8,876
Property operating expenses	$45,309	$40,850	$127,891	$119,045

General and administrative
General and administrative	$11,635	$10,494	$35,283	$32,130
Allocated to cost of management and other fees	(1,642)	(1,164)	(4,893)	(3,161)
Allocated to property operating expenses - administrative	(3,194)	(3,020)	(9,484)	(8,876)
Capitalized to real estate	(1,523)	(1,344)	(4,466)	(4,467)
Net general and administrative	$5,276	$4,966	$16,440	$15,626

Interest and other income
Marketable securities and other interest income	$2,110	$1,475	$5,260	$4,380
Notes receivable	893	1,086	2,789	3,254
Co-investment promote fee	-	-	2,299	-
Gain from sale of marketable securities	-	-	521	4,543
Gain on sale of land	-	180	-	180
Interest and other income	$3,003	$2,741	$10,869	$12,357

Equity income (loss) from co-investments
Equity loss from co-investments	$(13)	$(1,536)	$(1,042)	$(3,364)
Income from preferred equity investments	3,560	934	10,040	2,115
Gain on sale of co-investment	-	919	-	919
Equity income (loss) from co-investments	$3,547	$317	$8,998	$(330)

Noncontrolling interest
Limited partners of Essex Portfolio, L.P.	$1,077	$583	$5,169	$2,201
DownREIT limited partners' distributions	1,095	1,016	3,293	3,136
Perpetual preferred distributions	-	-	-	1,650
Third-party ownership interest	463	432	1,365	895
Noncontrolling interest	$2,635	$2,031	$9,827	$7,882

See Company's 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.

Consolidated Funds From Operations	Three Months Ended			Nine Months Ended
(Dollars in thousands, except share and per share amounts)	September 30,			September 30,
	2012	2011	% Change	2012	2011	% Change

Funds from operations
Net income available to common stockholders	$16,219	$7,687		$76,019	$26,432
Adjustments:
Depreciation	43,041	38,137		125,669	112,678
Gains not included in FFO, net of internal disposition costs (1)	-	880		(31,730)	(4,384)

Depreciation add back from unconsolidated co-investments, and add back convertible preferred dividend - Series G	3,352	3,502		11,104	8,498
Noncontrolling interest related to Operating Partnership units	1,077	583		5,169	2,201
Depreciation attributable to noncontrolling interest	(312)	(266)		(904)	(790)
Funds from operations	$63,377	$50,523		$185,327	$144,635
FFO per share-diluted	$1.67	$1.43	17.1%	$4.99	$4.19	19.3%

Components of the change in FFO
Non-core items:
Loss on early retirement of debt	1,211	567		2,661	820
Acquisition costs	277	210		775	1,050
Co-investment promote income	-	-		(2,299)	-
Gain on sales of marketable securities	-	-		(521)	(4,543)
Gain on sale of co-investment	-	(919)		-	(919)
Gain on sale of land	-	(180)		-	(180)
Excess of cash paid to redeem preferred stock and units over the carrying value	-	-		-	1,949
Core funds from operations	64,865	50,201		185,943	142,812
Core FFO per share-diluted	$1.71	$1.42	20.6%	$5.01	$4.13	21.2%

Changes in core items:
Same-property NOI	$6,824			$21,405
Non-same property NOI	6,561			16,717
Management and other fees	1,132			3,727
Equity income (loss) from co-investments	3,999			12,853
Interest and other income	442			415
Interest and amortization expense	(2,959)			(7,922)
General and administrative	(243)			(1,089)
Cost of management and other fees	(478)			(1,732)
Perpetual preferred distributions	-			1,650
Dividends to preferred stockholders	(1)			(719)
Discontinued operations	(457)			(1,433)
Other items, net	(156)			(741)
	$14,664			$43,131

Weighted average number of shares outstanding diluted (2)	37,969,407	35,437,693		37,108,021	34,537,774

(1)
In Q1 2012 the gain from the sale of two communities is net of costs related to a disposition incentive program attributable to the sale of certain communties and selling expenses.No internal disposition cost were recorded in Q3 2012.

(2)	Assumes conversion of the weighted average operating partnership interests in the Operating Partnership into shares of the Company's common stock.

See Company's 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.

Consolidated Balance Sheets
(Dollars in thousands)
	September 30, 2012	December 31, 2011

Real Estate:
Land and land improvements	$934,282	$860,661
Buildings and improvements	3,823,382	3,452,403
	4,757,664	4,313,064
Less: accumulated depreciation	(1,037,663)	(920,026)
	3,720,001	3,393,038
Real estate for development	60,020	44,280
Co-investments	477,967	383,412
	4,257,988	3,820,730
Cash and cash equivalents	26,877	35,463
Marketable securities	141,573	74,275
Notes and other receivables	50,316	66,369
Other assets	57,918	40,127
Total assets	$4,534,672	$4,036,964

Mortgage notes payable	$1,571,821	$1,745,858
Unsecured debt	962,008	465,000
Lines of credit	61,872	150,000
Other liabilities	146,357	114,968
Derivative liabilities	7,174	3,061
Total liabilities	2,749,232	2,478,887

Cumulative convertible preferred stock, carrying value	4,349	4,349

Stockholders' equity and noncontrolling interest:
Common stock	3	3
Cumulative redeemable preferred stock, liquidation value	73,750	73,750
Additional paid-in-capital	2,116,531	1,844,611
Distributions in excess of accumulated earnings	(448,142)	(408,066)
Accumulated other comprehensive loss	(76,449)	(72,771)
Total stockholders' equity	1,665,693	1,437,527
Noncontrolling interest	115,398	116,201
Total stockholders' equity and noncontrolling interest	1,781,091	1,553,728
Total liabilities and equity	$4,534,672	$4,036,964

See Company's 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.

Debt Summary - September 30, 2012
(Dollars in thousands)

					Scheduled principal payments (excludes lines of credit)

	Percentage		Weighted Average						Percentage
	of Total	Balance	Interest	Maturity		Balance Outstanding			of Total
	Debt	Outstanding	Rate	In Years		Secured	Unsecured	Total	Debt
Mortgage Notes Payable
Fixed rate - secured	53%	$1,369,685	6.0%	6.1	2012	$-	$-	$-	-
Variable rate - secured (1)	8%	202,136	1.9%	19.1	2013	40,546	-	40,546	1.6%
Total mortgage notes payable	61%	1,571,821	5.4%	7.8	2014	65,715	-	65,715	2.6%
					2015	69,283	-	69,283	2.7%
Unsecured Debt					2016	12,721	350,000	362,721	14.3%
Bonds private placement - fixed rate	18%	465,000	4.4%	6.5	2017	145,895	40,000	185,895	7.3%
Bonds public offering - fixed rate	11%	297,008	3.6%	9.9	2018	296,099	-	296,099	11.7%
Term loan (2)	8%	200,000	2.7%	4.1	2019	187,096	75,000	262,096	10.3%
	37%	962,008	3.8%	7.0	2020	408,453	-	408,453	16.1%
Unsecured Lines of Credit					2021	48,296	200,000	248,296	9.8%
Line of credit (3)	2%	58,000	2.3%		2022	-	297,008	297,008	11.7%
Line of credit (4)	-	3,872	2.3%		Thereafter	297,717	-	297,717	11.7%
Total lines of credit	2%	61,872	2.3%
					Total	$1,571,821	$962,008	$2,533,829	100.0%
Total debt	100%	$2,595,701	4.8%

Capitalized interest for the three months and nine months ended September 30, 2012 was approximately $2.8 million and $6.8 million, respectively.

(1)	$202.1 million of the variable rate debt is tax exempt to the note holders, and $187.8 million of the tax exempt debt is subject to interest rate protection agreements.
(2)
The unsecured term loan has a variable interest rate of LIBOR plus 1.30%, and in July 2012 the capacity of the term loan was expanded to $350 million.  The Company has entered into interest rate swap contracts for a term of five years with a notional amount totaling $300 million, which effectively converts the interest rate on $300 million of the term loan to a fixed rate of 2.39%.  During October the Company drew an additional $150 million in the term loan and is now fully drawn at $350 million.

(3)
The unsecured line of credit facility is $500 million with an accordion to $600 million.  The line matures in December 2015 with two one-year extensions, exercisable at the Company's option.  The underlying interest rate on this line is based on a tiered rate structure tied to the Company's corporate ratings and is currently at LIBOR plus 1.20%.

(4)
The unsecured line of credit facility is $25 million and matures in January 2014 with a one-year extension, exercisable at the Company's option.  The underlying interest rate on this line is based on a tiered rate structure tied to the Company's corporate ratings and is currently at LIBOR plus 1.20%.

See Company's 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.

Capitalization Data, Public Bond Covenants, Credit Ratings and Selected Credit Ratios - September 30, 2012
(Dollars and shares in thousands, except per share amounts)

Capitalization Data		Public Bond Covenants	Actual		Requirement
Total debt	$2,595,701
		Debt to Total Assets:	47%		< 65%
Common stock and potentially dilutive securities
Common stock outstanding	35,714
Limited partnership units (1)	2,234
Options-treasury method	150	Secured Debt to Total Assets:	28%		< 40%
Total share of common stock and potentially dilutive securities	38,098

Common stock price per share as of September 30, 2012	$148.24
		Interest Coverage	327%		> 150%
Market value of common stock and potentially dilutive securities	$5,647,648

Preferred stock	$73,079	Unsecured Debt Ratio (1) :	294%		> 150%

Total equity capitalization	$5,720,727
		Selected Credit Ratios	Actual
Total market capitalization	$8,316,428
Ratio of debt to total market capitalization	31.2%	Indebtedness Divided by Adjusted EBITDA (2):	7.0	x

(1) Assumes conversion of all outstanding operating partnership interests in the Operating Partnership into shares of the Company's common stock.		Unencumbered NOI to Total NOI:	54%
(1) Unsecured Debt Ratio is unsecured assets excluding investments in joint ventures
Credit Ratings			divided by unsecured indebetedness.
Rating Agency	Rating	Outlook
(2) Adjusted EBITDA is annualized current quarter NOI adjusted for non-
Fitch	BBB	Positive	recurring items and proforma NOI for current quarter acquisitions.
Moody's	Baa2	Stable
Standard & Poors	BBB	Stable

See Company's 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.

Property Operating Results - Quarters ended September 30, 2012 and 2011
(Dollars in thousands, except per unit amounts)

	Southern California			Northern California			Seattle Metro			Other real estate assets (1)		Total
	2012	2011	% Change	2012	2011	% Change	2012	2011	% Change	2012	2011	2012	2011	% Change

Revenues:
Same-property revenue	$57,223	$54,690	4.6%	$40,427	$36,724	10.1%	$21,542	$19,762	9.0%	$-	$-	$119,192	$111,176	7.2%
Non-same property revenue (2)	7,116	1,479		3,178	1,033		2,561	768		3,023	2,770	15,878	6,050
Total Revenues	$64,339	$56,169		$43,605	$37,757		$24,103	$20,530		$3,023	$2,770	$135,070	$117,226

Property operating expenses:
Same-property operating expenses
Real estate taxes	$4,831	$4,780		$3,867	$3,832		$1,779	$1,711		$-	$-	$10,477	$10,323	1.5%
Administrative and insurance	5,334	5,161		2,951	2,719		1,752	1,684		-	-	10,037	9,564	4.9%
Maintenance and repairs	4,401	4,334		2,752	2,685		1,668	1,564		-	-	8,821	8,583	2.8%
Utilities	3,711	3,644		2,707	2,525		1,771	1,715		-	-	8,189	7,884	3.9%
Management fees	1,353	1,350		843	824		604	604		-	-	2,800	2,778	0.8%
Total same-property operating expenses	19,630	19,269	1.9%	13,120	12,585	4.3%	7,574	7,278	4.1%	-	-	$40,324	$39,132	3.0%
Non-same property operating expenses (2)	2,777	661		913	483		811	288		484	286	4,985	1,718
Total property operating expenses	$22,407	$19,930		$14,033	$13,068		$8,385	$7,566		$484	$286	$45,309	$40,850

Net operating income (NOI):
Same-property NOI	$37,593	$35,421	6.1%	$27,307	$24,139	13.1%	$13,968	$12,484	11.9%	$-	$-	$78,868	$72,044	9.5%
Non-same property NOI (2)
Redevelopment communities	-	-		-	-		517	453		-	-	517	453
Acquired communities - 2012 (3)	2,744	-		341	-		639	-		-	-	3,724	-
Acquired communities - 2011 (4)	-	-		484	446		594	27				1,078	473
Development communities (5)	1,595	818		1,440	104		-	-		-	-	3,035	922
Other real estate assets (1)	-	-		-	-		-	-		2,539	2,484	2,539	2,484
Total non-same property NOI	4,339	818		2,265	550		1,750	480		2,539	2,484	10,893	4,332
Total NOI	$41,932	$36,239		$29,572	$24,689		$15,718	$12,964		$2,539	$2,484	$89,761	$76,376

Same-property operating margin	66%	65%		68%	66%		65%	63%				66%	65%

Annualized same-property turnover percentage	63%	63%		61%	66%		66%	67%				63%	64%

Average same-property concessions per turn (6)	$93	$134		$127	$137		$84	$94				$100	$127

Reconciliation of apartment units at end of period

Same-property apartment units	12,556			7,701			5,743					26,000

Consolidated apartment units	13,656	13,204		8,332	7,817		6,508	6,042				28,496	27,063
Joint venture	1,560	1,908		2,051	1,575		1,530	1,530				5,141	5,013
Under development	492	187		1,728	873		275	275				2,495	1,335
Total apartment units at end of period	15,708	15,299		12,111	10,265		8,313	7,847				36,132	33,411

Percentage of total	43%	46%		34%	31%		23%	23%				100%	100%

Average same-property financial occupancy	95.9%	95.2%		96.5%	95.8%		95.6%	94.6%				96.1%	95.3%

(1)	Other real estate assets consists mainly of retail space, commercial properties, and boat slips and their operating results are classified in non-same property results.
(2)	Includes properties which subsequent to January 1, 2011 were either acquired or in a stage of development or redevelopment without stabilized operations.
(3)	Acquired communities during 2012 includes Reed Square, Park Catalina, The Huntington, Essex Skyline at MacArthur Place, Montebello, Park West and Domaine.
(4)	Acquired communities during 2011 includes 1000 Kiely, Bernard and Delano (which includes Bon Terra acquired in Janaury 2012, but results are included as part of Delano).
(5)	Development communities include Allegro, Bellerive, Muse, Santee Village and Via.
(6)
Average same-property concessions per turn is the dollar amount per unit resulting from the same-property concessions divided by the product of the same property turnover percentage for the quarter times the same-property apartment units.

See Company's 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.

Property Operating Results - Nine Months ended September 30, 2012 and 2011
(Dollars in thousands, except per unit amounts)

	Southern California			Northern California			Seattle Metro			Other real estate assets (1)		Total
	2012	2011	% Change	2012	2011	% Change	2012	2011	% Change	2012	2011	2012	2011	% Change

Revenues:
Same-property revenue	$169,850	$162,928	4.2%	$118,654	$107,983	9.9%	$63,395	$58,354	8.6%		$-	$351,899	$329,265	6.9%
Non-same property revenue (2)	14,405	2,434		9,143	1,641		5,685	2,142		9,176	7,858	38,409	14,075
Total Revenues	$184,255	$165,362		$127,797	$109,624		$69,080	$60,496		$9,176	$7,858	$390,308	$343,340

Property operating expenses:
Same-property operating expenses
Real estate taxes	$14,298	$14,167		$11,367	$11,264		$5,338	$5,143		$-	$-	$31,003	$30,574	1.4%
Administrative and insurance	15,296	15,151		8,118	7,849		4,946	4,912		-	-	28,360	27,912	1.6%
Maintenance and repairs	11,895	11,979		7,835	7,610		4,637	4,572		-	-	24,367	24,161	0.9%
Utilities	10,481	10,659		7,720	7,562		5,067	4,961		-	-	23,268	23,182	0.4%
Management fees	4,057	4,048		2,516	2,466		1,813	1,812		-	-	8,386	8,326	0.7%
Total same-property operating expenses	56,027	56,004	0.0%	37,556	36,751	2.2%	21,801	21,400	1.9%	-	-	115,384	114,155	1.1%
Non-same property operating expenses (2)	5,359	1,561		2,501	745		1,888	801		2,759	1,783	12,507	4,890
Total property operating expenses	$61,386	$57,565		$40,057	$37,496		$23,689	$22,201		$2,759	$1,783	$127,891	$119,045

Net operating income (NOI):
Same-property NOI	$113,823	$106,924	6.5%	$81,098	$71,232	13.9%	$41,594	$36,954	12.6%	$-	$-	$236,515	$215,110	10.0%
Non-same property NOI (2)
Redevelopment communities	-	-		-	-		1,473	1,314		-	-	1,473	1,314
Acquired communities - 2012 (3)	4,327	-		773	-		640	-		-	-	5,740	-
Acquired communities - 2011 (4)	-	-		1,514	790		1,684	27		-	-	3,198	817
Development communities (5)	4,719	873		4,355	106		-	-		-	-	9,074	979
Other real estate assets (1)	-	-		-	-		-	-		6,417	6,075	6,417	6,075
Total non-same property NOI	9,046	873		6,642	896		3,797	1,341		6,417	6,075	25,902	9,185
Total NOI	$122,869	$107,797		$87,740	$72,128		$45,391	$38,295		$6,417	$6,075	$262,417	$224,295

Same-property operating margin	67%	66%		68%	66%		66%	63%				67%	65%

Annualized same-property turnover percentage	55%	52%		53%	51%		52%	50%				54%	51%

Average same-property concessions per turn (6)	$127	$226		$122	$183		$106	$109				$121	$192

Average same-property financial occupancy	96.2%	96.0%		96.8%	96.7%		96.2%	96.0%				96.4%	96.2%

(1)	Other real estate assets consists mainly of retail space, commercial properties, and boat slips and their operating results are classified in non-same property results.
(2)	Includes properties which subsequent to January 1, 2011 were either acquired or in a stage of development or redevelopment without stabilized operations.
(3)	Acquired communities during 2012 includes Reed Square, Park Catalina, The Huntington, Essex Skyline at MacArthur Place, Montebello, Park West and Domaine.
(4)	Acquired communities during 2011 includes 1000 Kiely, Bernard and Delano (which includes Bon Terra acquired in Janaury 2012, but results are included as part of Delano).
(5)	Development communities include Allegro, Bellerive, Muse, Santee Village and Via.
(6)
Average same-property concessions per turn is the dollar amount per unit resulting from the same-property concessions divided by the product of the same property turnover percentage for the quarter times the same-property apartment units.

See Company's 10-Q for additional disclosures

S-7.1

E S S E X  P R O P E R T Y  T R U S T, I N C.

Revenue by County - Quarters ended September 30, 2012, September 30, 2011 and June 30, 2012
(Dollars in thousands)

		Average Property Rental Rates			Three months ended September 30, 2012		Three months ended September 30, 2011
Region	Units	QTD 2012	QTD 2011	% Change	Property Revenue	Financial Occupancy	Property Revenue	Financial Occupancy	Property Revenue % Change	Property Revenue June 30, 2012	Sequential % Change

Southern California
Los Angeles County	4,420	$1,692	$1,607	5.3%	$22,839	96.1%	$21,546	95.8%	6.0%	$22,443	1.8%
Ventura County	2,898	1,364	1,326	2.9%	12,207	96.6%	11,707	95.1%	4.3%	12,040	1.4%
San Diego County	2,213	1,200	1,172	2.4%	8,180	96.0%	8,023	95.9%	2.0%	8,108	0.9%
Orange County	2,402	1,615	1,557	3.7%	11,718	96.3%	11,304	96.2%	3.7%	11,536	1.6%
Santa Barbara County	347	1,664	1,675	-0.7%	1,614	86.1%	1,506	80.7%	7.2%	1,678	-3.8%
Riverside County	276	793	763	3.9%	665	95.8%	604	91.6%	10.1%	632	5.2%
Total same-property	12,556	1,494	1,439	3.8%	57,223	95.9%	54,690	95.2%	4.6%	56,437	1.4%
Los Angeles County	475	2,123			2,866		1,479
Orange County	625	2,869			4,250		-
Non-same property	1,100	2,584			7,116		1,479

Northern California
Santa Clara County	3,266	1,824	1,634	11.6%	18,015	96.7%	16,209	96.7%	11.1%	17,499	2.9%
Contra Costa County	1,720	1,626	1,523	6.8%	8,470	96.1%	7,862	95.3%	7.7%	8,304	2.0%
Alameda County	1,542	1,528	1,433	6.6%	7,370	96.9%	6,782	95.0%	8.7%	7,209	2.2%
San Mateo County	768	1,877	1,658	13.2%	4,425	97.1%	3,879	96.0%	14.1%	4,290	3.1%
San Francisco MSA	175	2,081	1,911	8.9%	1,083	95.7%	994	95.9%	9.0%	1,042	3.9%
Other	230	1,561	1,525	2.4%	1,064	92.2%	998	89.7%	6.6%	1,076	-1.1%
Total same-property	7,701	1,724	1,574	9.5%	40,427	96.5%	36,724	95.8%	10.1%	39,420	2.6%
Santa Clara County	631	1,827			3,178		1,033
Non-same property	631	1,827			3,178		1,033

Seattle Metro
King County	5,278	1,219	1,131	7.8%	20,248	95.6%	18,603	94.8%	8.8%	19,821	2.2%
Snohomish County	465	889	815	9.1%	1,294	95.6%	1,159	93.7%	11.6%	1,239	4.4%
Total same-property	5,743	1,192	1,105	7.9%	21,542	95.6%	19,762	94.6%	9.0%	21,060	2.3%
King County	765	1,471			2,561		768
Non-same property	765	1,471			2,561		768

Other real estate assets					3,023		2,770
Total same-property revenue	26,000	$1,495	$1,406	6.4%	$119,192	96.1%	$111,176	95.3%	7.2%	$116,917	2.0%
Total non-same property revenue	2,496	$1,938			$15,878		$6,050

See Company's 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.

Revenue by County - Nine Months ended September 30, 2012 and 2011
(Dollars in thousands)

		Average Property Rental Rates			Nine months ended September 30, 2012		Nine months ended September 30, 2011
Region	Units	YTD 2012	YTD 2011	% Change	Property Revenue	Financial Occupancy	Property Revenue	Financial Occupancy	Property Revenue % Change

Southern California
Los Angeles County	4,420	$1,665	$1,586	5.0%	$67,610	96.5%	$63,998	96.1%	5.6%
Ventura County	2,898	1,351	1,312	3.0%	36,266	96.5%	35,014	96.1%	3.6%
San Diego County	2,213	1,190	1,157	2.9%	24,378	96.1%	23,791	96.4%	2.5%
Orange County	2,402	1,594	1,542	3.4%	34,720	96.1%	33,215	95.9%	4.5%
Santa Barbara County	347	1,667	1,667	0.0%	4,963	91.4%	5,039	92.6%	-1.5%
Riverside County	276	785	749	4.8%	1,913	92.7%	1,871	94.1%	2.2%
Total same-property	12,556	1,476	1,423	3.7%	169,850	96.2%	162,928	96.0%	4.2%

Los Angeles County	475	2,088			7,663		2,434
Orange County	625	2,401			6,742		-
Non-same property	1,100	2,177			14,405		2,434

Northern California
Santa Clara County	3,266	1,765	1,573	12.2%	52,621	97.1%	47,072	97.3%	11.8%
Contra Costa County	1,720	1,595	1,484	7.5%	25,022	96.2%	23,191	96.1%	7.9%
Alameda County	1,542	1,501	1,405	6.8%	21,735	96.7%	20,202	96.1%	7.6%
San Mateo County	768	1,808	1,616	11.9%	12,880	97.3%	11,472	97.1%	12.3%
San Francisco MSA	175	2,014	1,883	7.0%	3,171	96.0%	2,958	96.0%	7.2%
Other	230	1,540	1,507	2.2%	3,225	95.6%	3,088	94.8%	4.4%
Total same-property	7,701	1,677	1,529	9.7%	118,654	96.8%	107,983	96.7%	9.9%

Santa Clara County	631	1,732			9,143		1,641
Non-same property	631	1,732			9,143		1,641

Seattle Metro
King County	5,278	1,187	1,096	8.3%	59,621	96.4%	54,887	96.1%	8.6%
Snohomish County	465	866	793	9.2%	3,774	94.6%	3,467	95.1%	8.9%
Total same-property	5,743	1,161	1,072	8.3%	63,395	96.2%	58,354	96.0%	8.6%
King County	765	1,395			5,685		2,142
Non-same property	765	1,395			5,685		2,142

Other real estate assets					9,176		7,858
Total same-property revenue	26,000	$1,466	$1,377	6.5%	$351,899	96.4%	$329,265	96.2%	6.9%
Total non-same property revenue	2,496	$1,821			$38,409		$14,075

See Company's 10-Q for additional disclosures

S-8.1

E S S E X  P R O P E R T Y  T R U S T, I N C.

Development Pipeline - September 30, 2012
(Dollars in millions)

		Ownership %	Estimated Units	Estimated retail sq. feet	Incurred to Date	Remaining Costs	Estimated Total Cost	Construction Start	Initial Occupancy	Stabilized Operations

Development Projects - Consolidated
Project Name	Location

64th & Christie	Emeryville, CA	100%	190	-	$13.4	$44.8	$58.2	Jul-12	Aug-14	Feb-15
Valley Village	Valley Village, CA	(1)	121	-	1.4	36.2	37.6	Jul-12	Mar-14	Aug-14
Total - Consolidated Development Projects			311	-	14.8	81.0	95.8

Development Projects - Joint Venture
Project Name	Location

Expo	Seattle, WA	50%	275	17,000	60.5	15.5	76.0	May-11	Oct-12	Jun-13
Epic - Phase I and II	San Jose, CA	55%	569	-	115.9	75.7	191.6	Aug-11	May-13	Dec-14
Linc	Dublin, CA	55%	309	-	44.3	50.2	94.5	Aug-11	Jun-13	Mar-14
Fountain at La Brea	West Hollywood, CA	50%	187	18,200	40.3	34.7	75.0	Oct-11	Jan-14	Jul-14
Santa Monica at La Brea	West Hollywood, CA	50%	184	12,750	36.8	38.6	75.4	Dec-11	Jun-14	Dec-14
Folsom and Fifth	San Francisco, CA	55%	463	9,300	75.9	174.1	250.0	Jun-12	Apr-14	Mar-15
Elkhorn	San Mateo, CA	55%	197	-	22.0	54.1	76.1	Aug-12	Jun-14	Dec-14
Total - Joint Venture Development Projects			2,184	57,250	395.7	442.9	838.6

Predevelopment Projects - Joint Venture
Project Name	Location
Epic - Phase III	San Jose, CA	55%	192	-	19.8	-	19.8
Total - Joint Venture Predevelopment Projects			192	-	19.8	-	19.8

Land Held for Future Development or Sale
Project Name	Location

City Centre	Moorpark, CA	200	-	-	-	-
Park Boulevard	Palo Alto, CA	50	-	-	-	-
Main Street	Walnut Creek, CA	48	37,000	-	-	-

Total - Land Held for Future Development or Sale		298	37,000	45.2	-	45.2

Grand Total - Development Pipeline		2,985	94,250	$475.5	$523.9	$999.4

(1)
The Company invested $1.0 million and has incurred $0.4 million of additional internal costs as part of an agreement to purchase the property upon receipt of temporary certificate of occupancy for total estimated cost of $37.6 million, which is expected in the first quarter of 2014.

See Company's 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.

Redevelopment Pipeline and Capital Expenditures - September 30, 2012
(Dollars in thousands, except per unit amounts)

		Total	Estimated	Estimated		NOI
		Incurred	Remaining	Total	Project	For the nine months ended
Region/Project Name	Units	To Date	Cost	Cost	Start Date	Q3 2012	Q3 2011

Same-property - Redevelopment Projects (1) (2)
Northern California
Marina Cove, Santa Clara, CA	292	$5,830	$4,028	$9,858	Jun-07
Pointe at Cupertino, Cupertino, CA	116	7,018	2,933	9,951	Jan-10
Magnolia Square, Sunnyvale, CA	188	7,143	6,144	13,287	Sep-10
Southern California
CentrePoint (formerly The Bluffs II), San Diego, CA	224	7,778	2,462	10,240	Oct-11
Total Same-property - Redevelopment Projects	820	$27,769	$15,567	$43,336		$8,899	$7,534

Non-same property - Redevelopment Projects

Seattle Metro
Woodland Commons, Bellevue, WA (3)	236	13,015	8,558	21,573	Jun-07
Total Non-same property - Redevelopment Projects	236	$13,015	$8,558	$21,573		$1,473	$1,314

(1)	Redevelopment activities are ongoing at these communities, but the communities have stabilized operations, therefore results are classified in same-property operations.
(2)
The Company incurred $0.5 million and $1.2 million of vacancy loss, respectively, during the three and nine months ended September 30, 2012 caused by the redevelopment of unit interiors which totaled 356 and 700 units during the three and nine months ended September 30, 2012, respectively. The Company's co-investments incurred $0.2 million of vacancy loss during the nine months ended September 30, 2012 related to the redevelopment of 65 unit interiors.

(3)
The Company finished construction of 66 additional apartment homes in September 2012, and the total estimated cost includes the completion of a new leasing office, pool area, fitness center, other common area amenities, and interior unit turns.

Non-revenue Generating Capital Expenditures	Q3 2012	Q2 2012	Q1 2012	Q4 2011	Q3 2011	Q2 2011

Non-revenue generating capital expenditures	$8,736	$5,840	$1,200	$12,144	$6,235	$4,778
Average apartment units in quarter	27,815	27,457	27,221	27,241	26,964	26,944
Capital expenditures per apartment unit in the quarter	$314	$213	$44	$446	$231	$177
Capital expenditures per apartment unit-trailing four quarters	$1,004	$926	$895	$958	$892	$966

See Company's 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.

Co-investments - September 30, 2012 (Dollars in thousands)	Essex Ownership		Total Undepreciated	Debt	Essex Book	Weighted Average	Remaining Term of	For the Quarter Ended September 30,		For the Nine Months Ended September 30,
	Percentage	Units	Book Value	Amount	Value	Borrowing Rate	Debt	2012	2011	2012	2011

Operating Joint Ventures								Net Operating Income
Essex Apartment Value Fund II, L.P. (Fund II) (1)	28.2%	2,972	$604,320	$292,899	$60,225	3.4%	5.1	$9,038	$7,918	$26,668	$23,459
Wesco I, LLC (2)	50%	2,169	475,045	299,703	83,006	3.8%	6.1	5,751	2,144	16,453	2,893
Total operating joint venture investments (3)		5,141	$1,079,365	$592,602	$143,231	3.6%	5.6	$14,789	$10,062	$43,121	$26,352

								Essex Portion of NOI and Expenses
Essex portion of NOI								$5,424	$3,305	$16,766	$9,857
Essex portion of depreciation								(3,297)	(3,502)	(10,940)	(8,498)
Essex portion of interest expense and other								(2,164)	(1,339)	(7,100)	(4,723)
Essex portion of net loss from operating joint ventures								$(37)	$(1,536)	$(1,274)	$(3,364)

Development Joint Ventures (4)	50/55%	2,376	$415,456	$68,048	193,734	1.8%	34.2	$24	$-	$232	$-

Essex portion of net loss from joint ventures								$(13)	$(1,536)	$(1,042)	$(3,364)

						Weighted	Weighted
						Average	Average
						Preferred	Expected
						Return	Term
								Income from Preferred Equity Investments
Preferred Equity Investments					141,002	10.2%	5.2	$3,560	$934	$10,040	$2,115

Total Co-investments					$477,967

(1)	The Company has a 28.2% interest as a general partner and limited partner in Fund II, and may earn promote income if Fund II exceeds certain financial return benchmarks.
(2)	The Company has a 50% interest in Wesco I and the Company may earn promote income if the co-investment exceeds certain financial benchmarks.
(3)
The Company had a 47% effective interest + promoted interest, and a 50% voting interest in Essex Skyline at MacArthur Place, until April 2012 when the Company acquired the joint venture partner's membership interest and for Q2 2012 the Company consolidated the community.

(4)
The Company has interests in seven development co-investments, which are developing projects located in Seattle, Washington, and San Francisco, San Mateo, Dublin, San Jose, and West Hollywood, California.

See Company's 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.

Summary of Consolidated Co-Investments and Noncontrolling Interest - September 30, 2012
(Dollars in thousands)

The Company enters into co-investment transactions with third party developers, owners and investors of apartment communities.  In accordance with GAAP, the Company consolidates certain of these co-investment transactions, resulting in noncontrolling interests corresponding to the ownership interest of the third-party developer, owner or investor.

The following table summarizes the consolidated co-investments and noncontrolling interest:

	Balance as of September 30, 2012				Operations for the nine months ended September 30, 2012
	Investment in Real Estate	Related Debt	Noncontrolling Interest	DownREIT Units Outstanding (1)	Revenue	Operating Expenses	NOI

Noncontrolling Interest - DownREIT:
Barkley Apartments	$8,629	$16,844	$1,992	76,205	$1,861	$679	$1,182
Brentwood	13,954	19,366	2,568	58,884	1,873	531	1,342
Brookside Oaks	32,550	20,052	2,327	84,095	2,663	636	2,027
Capri at Sunny Hills	16,117	-	2,968	159,890	1,821	503	1,318
Hidden Valley (2)	38,534	30,797	6,089	62,647	4,062	1,256	2,806
Highridge Apartments	29,077	44,807	3,128	272,158	4,661	1,054	3,607
Montejo Apartments	8,102	13,366	1,216	29,319	1,410	364	1,046
The Elliot at Mukilteo	15,600	10,750	1,515	102,713	2,348	1,029	1,319
Thomas Jefferson	31,073	18,546	6,426	57,714	2,381	719	1,662
Treehouse Apartments	12,578	17,346	2,951	67,728	1,913	521	1,392
Valley Park Apartments	13,966	22,693	304	34,564	2,177	467	1,710
Villa Angelina Apartments	19,045	27,665	2,421	51,931	2,905	739	2,166

	$239,225	$242,232	33,905	1,057,848	$30,075	$8,498	$21,577

Other Components of Noncontrolling Interest:
Hillsdale Garden Apartments (3)	$112,607		20,819		$11,617	$4,021	$7,596
Joint Venture - Development (4)	$27,000		4,000
Operating Limited Partnership Units and Other			56,674
Total Noncontrolling Interest			$115,398

(1)	Generally, DownREIT units are redeemed for cash at a value equal to Essex's common stock price.
(2)	The DownREIT has a 75% interest in this community and a joint venture partner has a 25% interest.
(3)	The Company has an 81.5% interest in this community and the joint venture partner has an 18.5% interest.
(4)	The Company consolidates one joint venture development located in Walnut Creek, California, in which the Company has a 50% interest.

See Company's 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.

Income From Discontinued Operations and Selected Financial Data - September 30, 2012
(Dollars in thousands)

Income from Discontinued Operations

During the nine months ended September 30, 2012, the Company sold properties located in San Diego, California including Tierra del Sol/Norte, 156-units, and Alpine Country, 108-units, for gross proceeds of $28.3 million resulting in a gain of $9.8 million.

	Three Months Ended September 30,		Nine months Ended September 30,
	2012	2011	2012	2011
Rental revenues	$-	$892	$608	$3,240
Property operating expenses	-	(435)	(260)	(1,459)
Depreciation and amortization	-	(256)	(94)	(892)
Income from real estate sold	-	201	254	889
Gain on sale, net of internal disposition costs and taxes	-	(880)	9,783	4,384
Income (loss) from discontinued operations	$-	$(679)	$10,037	$5,273

Shares Outstanding and Potentially Dilutive Securities

	Q3 2012 Weighted Avg.	Actual As of 9/30/12	YTD 2012 Weighted Avg.
Common Shares	35,600,772	35,714,182	34,736,311
Stock Options and Series G Preferred Stock	132,852	150,093	131,723
Weighted Avg. Shares Diluted - EPS	35,733,624	35,864,275	34,868,034
Operating Limited Partnership Units	2,235,783	2,234,393	2,239,987
Weighted Avg. Shares Diluted - FFO	37,969,407	38,098,668	37,108,021

See Company's 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.
Assumptions for 2012 FFO Guidance Range
Q3 2012 Earnings Results Supplement
($'s in thousands, except share and per share data)

		Low - end of	High - end of
	Actual	Guidance range	Guidance range
	YTD 2012	2012	2012	Changes from Q2 Guidance
Net Operating Income ("NOI")
Total NOI from consolidated communities	$262,765	$357,000	$359,000	Increased mid-point of same-property NOI growth to 9.1% from 9.0%, and NOI guidance includes October acquisitions.

Management Fees	$8,312	$10,800	$11,800

Interest Expense
Interest and amortization expense, before capitalized interest	$(89,819)	$(122,400)	$(121,200)	Interest updated for $300 million bond offering from mid-August, and $150 million additional draw on bank term loan in October.
Projected interest capitalized	6,758	9,300	9,700	Capitalized interest updated for timing of development spend.
Net interest expense	(83,061)	(113,100)	(111,500)

Recurring Income and Expenses
Interest and other income	$8,049	$10,900	$11,100
Income from co-investments	19,938	25,700	26,300
General and administrative expense	(15,665)	(21,000)	(22,000)	Performance based bonuses - see 2012 proxy.
Cost of management and other fees	(4,893)	(6,600)	(6,600)
Preferred dividends and non-controlling interest	(9,502)	(12,700)	(12,700)
	(2,073)	(3,700)	(3,900)

Non-Core Income and Expenses
Promote income from co-investment	$2,299	$2,299	$2,299
Gains on sales of marketable securities	521	521	521
Loss on early retirement of debt	(2,661)	(4,861)	(4,861)	Pro-rated share of early retirement of debt for Fund II assets.
Acquisition costs	(775)	(2,000)	(1,200)
	(616)	(4,041)	(3,241)	Low-end of guidance assumes elevated acquisition costs for potential Q4 investment activity.

Funds from Operations	$185,327	$246,959	$252,159

Funds from Operations per diluted Share	$4.99	$6.61	$6.75

% Change - Funds from Operations	19.3%	15.2%	17.6%

Funds from Operations excluding non-core items	$185,943	$251,000	$255,400

Core Funds from Operations per diluted Share	$5.01	$6.72	$6.84

% Change - Core Funds from Operations	21.2%	19.2%	21.2%

Weighted average shares outstanding	37,108,021	37,350,000	37,350,000

See Company's 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.

Summary of Apartment Community Acquisitions and Dispositions Activity
Nine months ended September 30, 2012 and Q4 2012 to date
(Dollars in thousands)

Acquisitions			Essex
			Ownership				Assumed	Price per	Average
Property Name	Location	Units	Percentage	Ownership	Date	Price	Debt	Unit	Rent
Bon Terra	Redmond, WA	60	100%	EPLP	Jan-12	$16,000	$-	$267	$1,403
Reed Square	Sunnyvale, CA	100	100%	EPLP	Jan-12	23,000	-	230	1,503
	Q1 2012 Total	160				39,000	-	244

Skyline (1)	Santa Ana, CA	349	100%	EPLP	Apr-12	85,000	-	487	3,042
Park Catalina	Los Angeles, CA	90	100%	EPLP	Jun-12	23,650	-	263	1,592
The Huntington	Huntington Beach, CA	276	100%	EPLP	Jun-12	48,250	30,300	175	1,254
	Q2 2012 Total	715				156,900	30,300	219

Montebello	Kirkland, WA	248	100%	EPLP	Jul-12	52,000	26,515	210	1,341
Riley Square	Santa Clara, CA *	156	50%	Wesco I, LLC	Aug-12	38,250	17,500	245	1,644
Park West	San Francisco, CA	126	100%	EPLP	Sep-12	31,600	-	251	1,561
Domaine	Seattle, WA	92	100%	EPLP	Sep-12	34,000	14,600	370	1,910
	Q3 2012 Total	622				155,850	58,615	251

Ascent	Kirkland, WA	90	100%	EPLP	Oct-12	15,850	-	176	1,155
Willow Lake	San Jose, CA	508	50%	EPLP	Oct-12	148,000	-	291	1,758
	Q4 2012 to date	598				163,850	-	274
	Total	2,095				$515,600	$88,915	$246

Dispositions			Essex
			Ownership				Assumed	Price per	Average
Property Name	Location	Units	Percentage	Ownership	Date	Price	Debt	Unit	Rent
Tierra Del Sol/Norte	San Diego, CA	156	100%	EPLP	Mar-12	$17,200	$-	$110	$951
Alpine Country	San Diego, CA	108	100%	EPLP	Mar-12	11,100	-	103	947
Parcwood	Corona, CA	312	28.2%	Fund II	Oct-12	42,200	-	135	1,018
Regency Tower	Oakland, CA	178	28.2%	Fund II	Oct-12	31,000	-	174	1,401
Studio 40-41	Studio City, CA	149	28.2%	Fund II	Oct-12	56,300	-	378	1,977
Tower @ 801	Seattle, WA	173	28.2%	Fund II	Oct-12	50,100	-	290	1,448
Cielo (2)	Chatsworth, CA	119	28.2%	Fund II	Nov-12	33,100	-	278	1,668
	2012 to date	1,195				$241,000	$-	$202

(1)
In April 2012, the Company purchased the joint venture partner's remaining membership interest in the co-investment Essex Skyline at MacArthur Place for a purchase price of $85 million. The property is now consolidated.

(2)	The property is in contract be sold on 11/1/12.

See Company's 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C
Preliminary 2013 MSA Level Forecasts: Supply, Jobs and Apartment Market Conditions

	Residential Supply (1)				Job Forecast (2)		Forecast Market Conditions (3)
Market	New MF Supply	% of MF Stock	New SF Supply	% of SF Stock	Est.New Jobs Dec-Dec	% Growth	Estimated Rent Growth	Estimated Year End Occupancy

Seattle	4,100	1.1%	4,600	0.6%	34,000	2.3%	7.3%	96.0%

San Francisco	1,800	0.5%	400	0.1%	19,000	1.9%	6.8%	97.3%
Oakland	1,800	0.6%	2,000	0.3%	18,000	1.9%	6.5%	96.5%
San Jose	3,200	1.5%	1,200	0.3%	22,000	2.4%	7.8%	97.3%
No. Cal.	6,800	0.8%	3,600	0.3%	59,000	2.1%	7.2%	97.0%

Ventura	200	0.4%	200	0.1%	3,500	1.3%	4.0%	95.5%
Los Angeles	3,900	0.3%	2,100	0.1%	50,000	1.3%	6.5%	96.0%
Orange	2,400	0.6%	1,500	0.2%	28,000	2.0%	6.0%	96.0%
San Diego	2,600	0.6%	1,800	0.3%	18,000	1.4%	4.0%	95.5%
So. Cal.	9,100	0.4%	5,600	0.2%	99,500	1.5%	5.6%	95.9%

Weighted Average (4)	20,000	0.6%	13,800	0.2%	192,500	1.7%	6.5%	96.3%

All data are based on Essex Property Trust, Inc. forecasts.

U.S. Economic Assumptions: 2013 G.D.P. Growth: 2.3% , 2013 Job Growth: 1.5%

(1) New Residential Supply: represents the Company's internal estimate of actual deliveries during the year, which are related to, but can differ from the 12 month trailing permit levels reported on S-17 of the supplemental.

(2) Job Forecast/Performance: refers to the difference between total non-farm industry employment (not seasonally adjusted) projected through Q4 2013 over estimated figures for Q4 2012, expressed as total new jobs and growth rates.

(3) Forecast Market Conditions: represents the Company's estimates of the change in market rents/occupancy rates for Q4 2013.  The estimated rent growth represents the forecasted change in effective market rents for Q4 2013 vs Q4 2012 (where market refers to the entire MSA apartment market, not the Company's portfolio).  The estimated year end occupancy represents the Company's forecast of physical market occupancy rates as of Q4 2013.

(4) Weighted Average: markets weighted by economic rent in the Company's portfolio.

See Company's 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C
New Residential Supply: Permits as a % of Current Stock (12 Month Permit Period: Trailing 12 Months September 2012)

	Single Family Data					Multi-Family Data			All Residential Data
Market	Q2 2012 Median SF Price (1)	Q2 2012 SF Affordability (2)	SF Stock 2010	SF Permits Last 12 Months	% of Stock	MF Stock 2010	MF Permits Last 12 months	% of Stock	Total Residential Permits Last 12 Months	% of Stock
New York PMSA	$429,900	72%	796,000	565	0.1%	3,084,000	8,789	0.3%	9,354	0.2%
Nassau-Suffolk	$385,000	129%	773,000	1,145	0.2%	246,000	615	0.3%	1,760	0.3%
Chicago	$187,700	190%	1,951,000	5,215	0.3%	1,493,900	3,931	0.3%	9,146	0.3%
Boston	$362,100	115%	1,551,000	3,838	0.2%	708,800	4,131	0.6%	7,969	0.3%
Philadelphia	$219,700	153%	1,652,000	5,141	0.3%	546,100	3,445	0.6%	8,586	0.4%
Baltimore	$255,000	149%	863,000	3,839	0.4%	286,000	2,873	1.0%	6,712	0.6%
Atlanta	$103,200	354%	1,527,000	8,307	0.5%	571,800	4,382	0.8%	12,689	0.6%
Miami/Ft. Lauderdale	$206,700	133%	873,000	4,959	0.6%	987,000	6,482	0.7%	11,441	0.6%
Minneapolis	$174,500	218%	948,000	5,034	0.5%	386,800	3,806	1.0%	8,840	0.7%
Las Vegas	$130,700	219%	629,000	5,543	0.9%	272,700	1,101	0.4%	6,644	0.7%
Phoenix	$148,400	202%	1,318,000	11,077	0.8%	418,500	2,007	0.5%	13,084	0.8%
Portland	$233,900	145%	648,000	4,209	0.6%	254,335	3,076	1.2%	7,285	0.8%
Wash. D.C. PMSA	$367,000	130%	1,504,000	10,422	0.7%	714,300	10,288	1.4%	20,710	0.9%
Orlando	$136,100	219%	644,000	6,351	1.0%	255,500	3,835	1.5%	10,186	1.1%
Denver	$260,700	142%	671,000	5,074	0.8%	302,900	6,038	2.0%	11,112	1.1%
Dallas-Ft. Worth	$163,000	202%	1,722,000	16,335	0.9%	744,000	14,881	2.0%	31,216	1.3%
Houston	$168,300	190%	1,388,000	27,134	2.0%	647,700	12,207	1.9%	39,341	1.9%
Austin	$214,900	163%	441,000	7,625	1.7%	214,900	8,852	4.1%	16,477	2.5%
Totals/Averages	$226,497	179%	19,899,000	131,813	0.7%	12,135,235	100,739	0.8%	232,552	0.7%

Seattle	$319,000	117%	778,000	5,292	0.7%	411,500	6,161	1.5%	11,453	1.0%

San Francisco	$700,000	64%	378,000	413	0.1%	364,000	3,253	0.9%	3,666	0.5%
Oakland	$465,600	96%	677,000	2,358	0.3%	294,000	2,107	0.7%	4,465	0.5%
San Jose	$660,000	76%	407,000	1,432	0.4%	216,000	4,145	1.9%	5,577	0.9%
No Cal	$580,322	82%	1,462,000	4,203	0.3%	874,000	9,505	1.1%	13,708	0.6%

Los Angeles	$301,800	101%	1,956,000	2,522	0.1%	1,472,000	8,478	0.6%	11,000	0.3%
Ventura	$344,000	127%	216,000	223	0.1%	59,300	231	0.4%	454	0.2%
Orange	$437,600	98%	669,000	1,813	0.3%	368,800	2,967	0.8%	4,780	0.5%
San Diego	$379,100	89%	727,000	2,170	0.3%	413,700	2,807	0.7%	4,977	0.4%
So Cal	$345,568	100%	3,568,000	6,728	0.2%	2,313,800	14,483	0.6%	21,211	0.4%

Average of Essex Markets	$401,102	98%	5,808,000	16,223	0.3%	3,599,300	30,149	0.8%	46,372	0.5%

Permits: Single Family equals 1 unit, Multi-Family equals 5 or more units.
Sources: SF Prices - Economy.com: Permits, Total Residential Stock - U.S. Census, Axiometrics, Mortgage Rates: Freddie Mac.
Single Family/Multi-Family Breakdown of Total Residences, Rosen Consulting Group, US Census, EASI, Essex.
(1) Median Home Prices - National Association of Realtors, DataQuick, Essex.
(2) Single Family Affordability - Equals the ratio of the actual median household income to the income required to purchase the median priced home.
The required income is defined such that the mortgage payment is 35% of said income, assuming a 10% down payment and a 30-year fixed mortgage rate (3.92%).
Median household income is estimated from US Census 2004 data and income growth from BEA and population growth from the US Census.

See Company's 10-Q for additional disclosures

ESSEX PROPERTY TRUST, INC. APARTMENT COMMUNITIES
Real Estate Information as of October 31, 2012

	Property Name	Address	City	State	Units	Square Footage	Year Acquired	Year Built	Property Ownership	Age of Property

	NORTHERN CALIFORNIA
	Santa Clara County
1	The Commons	275 Union Avenue	Campbell	CA	264	153,168	2010	1973	EPLP	39
1	Pointe at Cupertino	19920 Olivewood Street	Cupertino	CA	116	135,200	1998	1963	EPLP	49
1	Bella Villagio	383 Vista Roma Way	San Jose	CA	231	227,511	2010	2004	EPLP	8
	Epic - Phase I & II	545 River Oaks Parkway	San Jose	CA	569	472,236			JV-55%
1	Carlyle, The	2909 Nieman Boulevard	San Jose	CA	132	129,200	2000	2000	EPLP	12
1	Enclave, The	4355 Renaissance Drive	San Jose	CA	637	525,463	2005	1998	Fund II	14
1	Esplanade	350 East Taylor St.	San Jose	CA	278	279,000	2004	2002	EPLP	10
1	Waterford, The	1700 N. First Street	San Jose	CA	238	219,600	2000	2000	EPLP	12
1	101 San Fernando	99 S. Fourth Street	San Jose	CA	323	296,078	2010	2001	EPLP	11
1	Willow Lake	1331 Lakeshore Circle	San Jose	CA	508	471,744	2012	1989	EPLP	23
1	1000 Kiely	1000 Kiely Blvd.	Santa Clara	CA	121	128,486	2011	1971	EPLP	41
1	Le Parc	440 N. Winchester Avenue	Santa Clara	CA	140	113,200	1994	1975	EPLP	37
1	Marina Cove	3480 Granada Avenue	Santa Clara	CA	292	250,200	1994	1974	EPLP	38
1	Riley Square (formerly Waterstone)	3707 Poinciana Drive	Santa Clara	CA	156	126,900	2012	1972	Wesco I	40
1	Bristol Commons	732 E. Evelyn Avenue	Sunnyvale	CA	188	142,600	1995	1989	EPLP	23
1	Brookside Oaks	1651 Belleville Way	Sunnyvale	CA	170	119,900	2000	1973	DownREIT	39
1	Magnolia Lane	113 South Mary Avenue	Sunnyvale	CA	32	31,541	2007	2001	EPLP	11
1	Montclaire	450 N. Mathilda Avenue	Sunnyvale	CA	390	294,100	1988	1973	EPLP	39
1	Reed Square	1070 Reed Avenue	Sunnyvale	CA	100	95,440	2011	1970	EPLP	42
1	Summerhill Park	972 Corte Madera Avenue	Sunnyvale	CA	100	78,500	1988	1988	EPLP	24
1	Magnolia Square	107 South Mary Avenue	Sunnyvale	CA	156	110,824	2007	1969	DownREIT	43
1	Via	315 Tasman Drive	Sunnyvale	CA	284	309,421	2011	2011	EPLP	1
1	Windsor Ridge	825 E. Evelyn Avenue	Sunnyvale	CA	216	161,800	1989	1989	EPLP	23
				15%	5,072	4,399,876
	Alameda County
1	Fourth & U	700 University Avenue	Berkeley	CA	171	146,255	2010	2010	EPLP	2
1	Briarwood	4200 Bay Street	Fremont	CA	160	111,160	2011	1978	Wesco I	34
1	Stevenson Place	4141 Stevenson Blvd.	Fremont	CA	200	146,200	2000	1975	EPLP	37
1	The Woods	40640 High Street	Fremont	CA	160	105,280	2011	1978	Wesco I	34
1	Boulevard	40001 Fremont Blvd.	Fremont	CA	172	131,200	1996	1978	EPLP	34
1	City View	25200 Carlos Bee Blvd.	Hayward	CA	572	462,400	1998	1975	EPLP	37
1	The Grand	100 Grand Avenue	Oakland	CA	243	205,026	2009	2009	EPLP	3
1	Bridgeport	36826 Cherry Street	Newark	CA	184	139,000	1987	1987	EPLP	25
1	Alderwood Park Apartments	37057 Magnolia Street	Newark	CA	96	74,624	2006	1987	Fund II	25
				6%	1,958	1,521,145
	Contra Costa County
	Linc (West Dublin)	6600 Golden Gate Drive	Dublin	CA	309	286,348			JV-55%
	64th & Christie	64th and Christie Avenue	Emeryville	CA	190	148,935			EPLP
1	San Marcos	2601 Hilltop Drive	Richmond	CA	432	407,600	2003	2003	EPLP	9
1	Bel Air	2000 Shoreline Drive	San Ramon	CA	462	391,000	1995	1988	EPLP	24
1	Foothill Gardens	1110 Harness Drive	San Ramon	CA	132	155,100	1997	1985	EPLP	27
1	Twin Creeks	2711-2731 Morgan Drive	San Ramon	CA	44	51,700	1997	1985	EPLP	27
1	Canyon Oaks	1 Amberstone Lane	San Ramon	CA	250	237,894	2007	2005	EPLP	7
1	Mill Creek at Windermere	2100 Waterstone Place	San Ramon	CA	400	381,060	2007	2005	EPLP	7
				5%	1,720	1,624,354

	San Mateo County
1	Carlmont Woods	2515 Carlmont Drive	Belmont	CA	195	107,200	2004	1971	Fund II	41
1	Belmont Terrace	1606 Continetals Way	Belmont	CA	71	72,951	2006	1974	EPLP	38
1	Harbor Cove	900 E. Hillsdale Blvd.	Foster City	CA	400	306,600	2004	1971	Fund II	41
1	Davey Glen	200 Davey Glen Road	Belmont	CA	69	65,974	2006	1962	Fund II	50
1	Hillsdale Garden	3421 Edison Avenue	San Mateo	CA	697	611,505	2006	1948	JV - 81.5%	64
	Elkhorn	1950 Elkhorn Court	San Mateo	CA	197	140,547			JV - 55%
				4%	1,432	1,164,230
	San Francisco and Marin Counties
1	Mt. Sutro Terrace Apartments	480 Warren Drive	San Francisco	CA	99	64,000	1999	1973	EPLP	39
1	Park West	121 Funston	San Francisco	CA	126	90,060	2012	1958	EPLP	54
	Folsom and Fifth	900 Folsom Street and 250 Fifth Street	San Francisco	CA	463	371,072			JV-55%
1	Vista Belvedere	15 Red Hill Circle	Tiburon	CA	76	78,300	2004	1963	EPLP	49
				1%	301	232,360

	Other
1	Tuscana	315 Mt. Oso	Tracy	CA	30	29,088	2007	2007	EPLP	5
1	Harvest Park	2327 Summercreek Drive	Santa Rosa	CA	104	116,628	2007	2004	EPLP	8
1	Chestnut Street Apartments	143 Chestnut Avenue	Santa Cruz	CA	96	87,640	2008	2002	EPLP	10
				1%	230	233,356

48	Total Northern California			32%	10,713	9,175,321				27

	SOUTHERN CALIFORNIA
	Los Angeles County
1	Regency at Encino	15506 Moorpark Street	Encino	CA	75	78,487	2009	1989	EPLP	23
1	416 on Broadway	412 East Broadway	Glendale	CA	115	126,782	2010	2009	EPLP	3
1	Hampton Court	1136 N. Columbus Avenue	Glendale	CA	83	71,500	1999	1974	EPLP	38
1	Hampton Place	245 W. Loraine Street	Glendale	CA	132	141,500	1999	1970	EPLP	42
1	Marbrisa	1809 Termino Ave.	Long Beach	CA	202	122,800	2002	1987	EPLP	25
1	Pathways	5945 E. Pacific Coast Hwy.	Long Beach	CA	296	197,700	1991	1975	EPLP	37
1	Bellerive	1921 Beloit Avenue	Los Angeles	CA	63	79,296	2011	2011	EPLP	1
1	Bunker Hill	222 and 234 S. Figueroa St.	Los Angeles	CA	456	346,600	1998	1968	EPLP	44
1	Cochran Apartments	612 South Cochran	Los Angeles	CA	58	51,400	1998	1989	EPLP	23
1	Kings Road	733 North Kings Road	Los Angeles	CA	196	132,100	1997	1979	EPLP	33
1	Marbella	600 South Detroit Street	Los Angeles	CA	60	50,108	2005	1991	EPLP	21
1	Belmont Station	1302 West 2nd St.	Los Angeles	CA	275	225,000	2009	2009	EPLP	3

1

ESSEX PROPERTY TRUST, INC. APARTMENT COMMUNITIES
Real Estate Information as of October 31, 2012

	Property Name	Address	City	State	Units	Square Footage	Year Acquired	Year Built	Property Ownership	Age of Property
1	Park Catalina	690 South Catalina Street	Los Angeles	CA	90	72,864	2012	2002	EPLP	10
1	Park Place	400 S. Detroit Street	Los Angeles	CA	60	48,000	1997	1988	EPLP	24
1	Windsor Court	401 S. Detroit Street	Los Angeles	CA	58	46,600	1997	1988	EPLP	24
1	Renaissance	630 South Masselin Avenue	Los Angeles	CA	169	154,268	2006	1990	Fund II	22
1	Santee Court	716 S. Los Angeles Street	Los Angeles	CA	165	132,040	2010	2004	EPLP	8
1	Santee Village	743 South Santee Street	Los Angeles	CA	73	69,817	2010	2011	EPLP	1
1	Marina City Club	4333 Admiralty Way	Marina Del Rey	CA	101	127,200	2004	1971	EPLP	41
1	Mirabella	13701 Marina Point Drive	Marina Del Rey	CA	188	176,800	2000	2000	EPLP	12
1	Muse	5451 Vineland Avenue	North Hollywood	CA	152	135,292	2011	2011	EPLP	1
1	Monterra del Mar	280 E. Del Mar Boulevard	Pasadena	CA	123	74,400	1997	1972	EPLP	40
1	Monterra del Rey	350 Madison	Pasadena	CA	84	73,100	1999	1972	EPLP	40
1	Monterra del Sol	280 South Euclid	Pasadena	CA	85	69,200	1999	1972	EPLP	40
1	Fountain Park	13141 Fountain Park Drive	Playa Vista	CA	705	608,900	2004	2002	EPLP	10
1	Highridge	28125 Peacock Ridge Drive	Rancho Palos Verde	CA	255	290,200	1997	1972	DownREIT	40
1	Coldwater Canyon	4250 Codlwater Canyon	Studio City	CA	39	34,125	2007	1979	EPLP	33
1	Allegro	11945 Magnolia Blvd.	Valley Village	CA	97	127,812	2010	2010	EPLP	2
	Valley Village	12005 Albers Street	Valley Village	CA	121	129,393			EPLP
1	Walnut Heights	20700 San Jose Hills Road	Walnut	CA	163	146,700	2003	1964	EPLP	48
	Fountain at La Brea	1216-1234 North La Brea Avenue	West Hollywood	CA	187	154,776			JV - 50%
	Santa Monica at La Brea	1111 North La Brea Avenue	West Hollywood	CA	184	150,678			JV - 50%
1	Avondale at Warner Center	22222 Victory Blvd.	Woodland Hills	CA	446	331,000	1999	1970	EPLP	42
1	Reveal	21201 Kittridge Street	Woodland Hills	CA	438	414,892	2011	2010	Wesco I	2
				17%	5,502	4,756,483
	Ventura County
1	Camarillo Oaks	921 Paseo Camarillo	Camarillo	CA	564	459,000	1996	1985	EPLP	27
1	Camino Ruiz Square	105 Camino Ruiz	Camarillo	CA	160	105,448	2006	1990	EPLP	22
1	Arbors at Parc Rose	1500 Tulipan Circle	Oxnard	CA	373	503,196	2011	2001	Wesco I	11
1	Mariner's Place	711 South B Street	Oxnard	CA	105	77,200	2000	1987	EPLP	25
1	Tierra Vista	1750 Montevina Circle	Oxnard	CA	404	387,100	2001	2001	EPLP	11
1	Monterey Villas	1040 Kelp Lane	Oxnard	CA	122	122,100	1997	1974	EPLP	38
1	Meadowood	1733 Cochran Street	Simi Valley	CA	320	264,500	1996	1986	EPLP	26
1	Hidden Valley	5065 Hidden Park Court	Simi Valley	CA	324	310,900	2004	2004	DownREIT	8
1	Lofts at Pinehurst,The	1021 Scandia Avenue	Ventura	CA	118	71,100	1997	1971	EPLP	41
1	Hillcrest Park	1800 West Hillcrest Drive	Newbury Park	CA	608	521,900	1998	1973	EPLP	39
1	Pinehurst	3980 Telegraph Road	Ventura	CA	28	21,200	2004	1973	EPLP	39
1	Woodside Village	675 Providence Ave.	Ventura	CA	145	136,500	2004	1987	EPLP	25
				10%	3,271	2,980,144

	Santa Barbara County
1	Chimney Sweep	775 Camino Del Sur Drive	Goleta	CA	91		2006	1967	EPLP	45
1	CBC	6721 El Colegio Drive	Goleta	CA	148		2006	1962	EPLP	50
1	Hope Ranch (Continental Apartments)	3968-3974 & 3999 Via Lucero	Santa Barbara	CA	108		2007	1965	EPLP	47
	Hope Ranch (Lucero Village)	3968-3974 & 3999 Via Lucero	Santa Barbara	CA			2007	1973	EPLP	39
				1%	347	306,608

	Orange County
1	Anavia	2045 South State College Blvd.	Anaheim	CA	250	312,343	2010	2009	EPLP	3
1	Barkley Apartments	2400 E. Lincoln Ave.	Anahiem	CA	161	139,800	2000	1984	DownREIT	28
1	Valley Park Apartments	17300 Euclid Ave.	Fountain Valley	CA	160	169,700	2001	1969	DownREIT	43
1	Capri at Sunny Hills	2341 Daphne Place	Fullerton	CA	100	128,100	2001	1961	DownREIT	51
1	Wilshire Promenade	141 West Wilshire Avenue	Fullerton	CA	149	128,000	1997	1992	EPLP	20
1	Montejo Apartments	12911 Dale St.	Garden Grove	CA	124	103,200	2001	1974	DownREIT	38
1	Huntington Breakers	21270 Beach Boulevard	Huntington Beach	CA	342	241,700	1997	1984	EPLP	28
1	The Huntington	8400 Edinger Avenue	Huntington Beach	CA	276	202,256	2012	1975	EPLP	37
1	Axis 2300	2300 DuPont Drive	Irvine	CA	115	170,714	2010	2010	EPLP	2
1	Hillsborough Park	1501 South Beach Boulevard	La Habra	CA	235	215,500	1999	1999	EPLP	13
1	Trabuco Villas	25362 Mosswood Way	Lake Forest	CA	132	131,000	1997	1985	EPLP	27
1	Fairways Apartments	2 Pine Valley Lane	Newport Beach	CA	74	107,100	1999	1972	EPLP	40
1	Villa Angelina	201 E. Chapman Ave.	Placentia	CA	256	217,600	2001	1970	DownREIT	42
1	Brentwood Apartment Homes	2301 E. Santa Clara Ave.	Santa Ana	CA	140	154,800	2001	1970	DownREIT	42
1	Fairhaven Apartments (Treehouse)	1300 E. Fairhaven	Santa Ana	CA	164	135,700	2001	1970	DownREIT	42
1	Essex Skyline at MacArthur Place	9 & 15 MacArthur Place	Santa Ana	CA	349	512,791	2010	2008	EPLP	4
				9%	3,027	3,070,304

	San Diego County
1	Alpine Village	2055 Arnold Way	Alpine	CA	301	254,400	2002	1971	EPLP	41
1	Bonita Cedars	5155 Cedarwood Rd.	Bonita	CA	120	120,800	2002	1983	EPLP	29
1	Cambridge	660 F. St.	Chula Vista	CA	40	22,100	2002	1965	EPLP	47
1	Mesa Village	5265 Clairemont Mesa Blvd.	Clairemont	CA	133	43,600	2002	1963	EPLP	49
1	Mira Monte	10360 Maya Linda Rd.	Mira Mesa	CA	355	262,600	2002	1982	EPLP	30
1	Country Villas	283 Douglas Drive	Oceanside	CA	180	179,700	2002	1976	EPLP	36
1	Mission Hills	218 Rancho Del Oro	Oceanside	CA	282	244,000	2005	1984	EPLP	28
1	CentrePointe (The Bluffs II)	6466 Friars Road	San Diego	CA	224	126,700	1997	1974	EPLP	38
1	Summit Park	8563 Lake Murray Blvd.	San Diego	CA	300	229,400	2002	1972	EPLP	40
1	Vista Capri - North	3277 Berger Ave.	San Diego	CA	106	51,800	2002	1975	EPLP	37
1	Shadow Point	9830 Dale Ave.	Spring Valley	CA	172	131,200	2002	1983	EPLP	29
				7%	2,213	1,666,300

	Riverside County
1	Devonshire Apartments	2770 West Devonshire Ave.	Hemet	CA	276	207,200	2002	1988	EPLP	24
				1%	276	207,200

74	Total Southern California			44%	14,636	12,987,039				29

2

ESSEX PROPERTY TRUST, INC. APARTMENT COMMUNITIES
Real Estate Information as of October 31, 2012

	Property Name	Address	City	Status	Units	Square Footage		Year Acquired	Year Built	Property Ownership	Age of Property
	SEATTLE METRO AREA
1	Cedar Terrace	3205 115th Ave. NE	Bellevue	WA	180	174,200		2005	1984	EPLP	28
1	Courtyard Off Main	136 102nd Avenue SE	Bellevue	WA	109	108,388		2010	2000	EPLP	12
1	Emerald Ridge	3010 118th Avenue SE	Bellevue	WA	180	144,000		1994	1987	EPLP	25
1	Foothill Commons	13800 NE 9th Place	Bellevue	WA	388	288,300		1990	1978	EPLP	34
1	Palisades, The	13808 NE 12th	Bellevue	WA	192	159,700		1990	1977	EPLP	35
1	Sammamish View	16160 SE Eastgate Way	Bellevue	WA	153	133,500		1994	1986	EPLP	26
1	Woodland Commons	13700 NE 10th Place	Bellevue	WA	236	172,300		1990	1978	EPLP	34
1	Canyon Pointe	1630 228th St. SE	Bothell	WA	250	210,400		2003	1990	EPLP	22
1	Inglenook Court	14220 Juanita Drive, NE	Bothell	WA	224	183,600		1994	1985	EPLP	27
1	Salmon Run at Perry Creek	2109 228th Street SE	Bothell	WA	132	117,100		2000	2000	EPLP	12
1	Stonehedge Village	14690 143rd Blvd., NE	Bothell	WA	196	214,800		1997	1986	EPLP	26
1	Highlands at Wynhaven	1460 NE Hawthorne Street	Issaquah	WA	333	424,674		2008	2000	EPLP	12
1	Park Hill at Issaquah	22516 SE 56th Street	Issaquah	WA	245	277,700		1999	1999	EPLP	13
1	Wandering Creek	12910 SE 240th	Kent	WA	156	124,300		1995	1986	EPLP	26
1	Ascent	12062 Slater Avenue NE	Kirkland	WA	90	75,840		2012	1988	EPLP	24
1	Bridle Trails	6600 130th Avenue, NE	Kirkland	WA	108	99,700		1997	1986	EPLP	26
1	Evergreen Heights	12233 NE 131st Way	Kirkland	WA	200	188,300		1997	1990	EPLP	22
1	Corbella at Juanita Bay	9520 NE 120th Street	Kirkland	WA	169	103,339		2010	1978	EPLP	34
1	Montebello	12000 131st Lane NE	Kirkland	WA	248	272,734		2012	1996	EPLP	16
1	Laurels at Mill Creek	1110 164th Street SE	Mill Creek	WA	164	134,300		1996	1981	EPLP	31
1	Morning Run	18463 Blueberry Lane	Monroe	WA	222	221,786		2005	1991	Fund II	21
1	The Elliot at Mukilteo (Anchor Village)	9507 49th Avenue West	Mukilteo	WA	301	245,900		1997	1981	DownREIT	31
1	Castle Creek	7000 132nd Place, SE	Newcastle	WA	216	191,900		1998	1998	EPLP	14
1	Delano/Bon Terra	7805, 7903 and 7935 170th Place NE	Redmond	WA	126	116,340		2011	2011/2005	EPLP	1/7
1	Elevation	17202-17325 NE 85th Place	Redmond	WA	157	138,916		2010	1986	EPLP	26
1	Vesta (Redmond Hill East)	18666 Redmond Way	Redmond	WA	440	381,675		2011	1998	Wesco I	14
1	Redmond Hill West	6110 186th Place NE	Redmond	WA	442	350,275		2011	1985	Wesco I	27
1	Brighton Ridge	2307 NE 4th Street	Renton	WA	264	201,300		1996	1986	EPLP	26
1	Fairwood Pond	14700 SE Petrovitsky Rd.	Renton	WA	194	189,200		2004	1997	EPLP	15
1	Forest View	650 Duvall Ave. NE	Renton	WA	192	182,500		2003	1998	EPLP	14
1	Eastlake 2851	2833 - 2851 Eastlake Avenue	Seattle	WA	133	234,086		2008	2008	Fund II	4
1	Fountain Court	2400 4th Street	Seattle	WA	320	207,000		2000	2000	EPLP	12
1	Joule	523 Broadway Avenue, East	Seattle	WA	295	191,109		2010	2010	JV - 99%	2
1	Linden Square	13530 Linden Avenue North	Seattle	WA	183	142,200		2000	1994	EPLP	18
1	Domaine	2483 Birch Avenue N	Seattle	WA	92	79,421		2012	2009	EPLP	3
	Expo (Queen Anne)	100 Republican	Seattle	WA	275	191,290				JV - 50%
1	The Bernard	115 Warren Avenue North	Seattle	WA	63	43,151		2011	2008	EPLP	4
1	The Cairns	420 Yale Avenue	Seattle	WA	100	70,806		2007	2006	EPLP	6
1	Wharfside Pointe	3811 14th Avenue West	Seattle	WA	142	119,200		1994	1990	EPLP	22
1	Echo Ridge	34907 SE Kinsey Street	Snoqualmie	WA	120	124,359		2005	2000	Fund II	12
39	Total Seattle Metro Area			24%	7,955	7,038,299					19

	161	Apartment Communities		100%	33,304	29,200,659	(1)
	9	Apartment Communities Under Construction			2,495	2,045,275	(2)

Avg. square footage	877	Definitions for Property Ownership
Avg. units per property	207	EPLP	The Company has a 100% ownership in the community.
Avg. age of property	26	Fund II	The community is owned by Fund II. The Company has a 28.2% interest in Fund II which is accounted for using the equity method of accounting.
(1) Includes 243,436 square feet of retail or commercial space		Wesco I	The community is owned by Wesco I, LLC. The Company has a 50% interest in Wesco I, LLC, which is accounted for using the equity method of accounting.
(2) Includes 47,950 square feet of estimated retail or commercial space		DownREIT	The Company holds a 1% special limited partner interest in the partnerships which owns the community. In accordance with GAAP, the Company consolidates this community.
		JV - 99%	The Company has a 99% ownership in this development and is consolidated.
		JV - 81.5%	The Company has a 81.5% ownership in this community and is consolidated.
		JV-55%	The Company has a 55.0% ownership in this community and is not consolidated.
		JV - 50%	The Company has a 50% ownership in this community and is not consolidated.

OTHER REAL ESTATE ASSETS
Office Buildings
Essex Corporate Headquarter Bldg.	925 / 935 E. Meadow Dr.	Palo Alto	CA	31,900	1997 / 2007	1988 / 1962	EPLP
Derian Office Building	17461 Derian Av.	Irvine	CA	110,000	2000	1983	EPLP
Hollywood	6230 Sunset Blvd.	Los Angeles	CA	35,000	2006	1938	EPLP
Santa Clara Retail	3700 El Camino Real	Santa Clara	CA	139,000	2011	1970	EPLP
				315,900

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